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                                                                   EXHIBIT 10.13



                         ABC RAIL PRODUCTS CORPORATION

                            AMENDMENT NO. 1 TO THE
                        1994 DIRECTOR STOCK OPTION PLAN


     This Amendment No. 1 to the 1994 Director Stock Option Plan (the "Director Plan") shall take effect immediately upon adoption by the Board of Directors of the Corporation.

     The definition of "Eligible Directors" in Section 2 of the Director Plan is hereby amended by amending and restating such definition in its entirety as follows:

          "Eligible Directors" shall mean all Directors except for those who are employees of the Company or any Subsidiary or affiliate of the Company.